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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                October 15, 1999


                            ZOLL MEDICAL CORPORATION
             (Exact Name of Registrant as specified in its charter)

         Massachusetts                  000-20225                04-2711626
(State or other jurisdiction        (Commission File          (I.R.S. Employer
         of incorporation)               Number)             Identification No.)

       32 Second Avenue, Northwest Park, Burlington, Massachusetts 01803
             (Address of principal executive offices and zip code)

                                 (781) 229-0020
              (Registrant's telephone number, including area code)
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     This Form 8-K/A Amendment No. 2 amends Item 7 of the Current Report on
Form 8-K/A of Zoll Medical Corporation previously filed with the Securities and Exchange Commission on December 28, 1999, solely for the purpose of filing the financial information set forth below.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (b) PRO FORMA FINANCIAL INFORMATION

     The pro forma financial information required to be filed by Regulation S-X promulgated by the Securities Exchange Commission is set forth in the exhibits to this Form 8-K/A.

     (c) EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    -----------
23.1                Consent of Independent Auditors

27.1                Financial Data Schedule - October 2, 1999

99.1                ZOLL Medical Corporation Supplemental Combined Financial
                    Statements and Schedule - Three Years Ended October 2, 1999

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2000                      ZOLL MEDICAL CORPORATION



                                             By: /s/ A. Ernest Whiton
                                                 ------------------------------
                                             Name:  A. Ernest Whiton
                                             Title: Vice President and
                                                       Chief Financial Officer


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                            ZOLL Medical Corporation

                           Index of Document Contents


EXHIBITS

23.1  Consent of Independent Auditors..........................................2
27.1  Financial Data Schedule - October 2, 1999................................3

99.1  Zoll Medical Corporation Supplemental Combined Financial
      Statements and Schedule - Three Years Ended October 2, 1999